                                                                 EXHIBIT 10.12.3

March 12, 1997

Seagate Technology
Attn: Glenn L. Dyson
920 Disc Drive
Scotts Valley, CA, 95066-4544

Re: Extension of Lease @ 710 Fiero Lane, Unit 25, San Luis Obispo

Dear Glenn:

Thank you for your letter expressing interest in extending the lease on the above referenced property. Unit (25) twenty-five consist of 1250 square feet and is currently leased for $1000 per month plus HOA fees, utilities and taxes. This is equivalent to 0.80 per square foot.

I am willing to extend the lease with the following terms.

Terms: Two years with the existing lease and conditions at the rental rate of
0.84 per square foot starting 5/16/97 to 5/14/99 with the option to cancel at the end of the first twelve (12) months with three (3) months prior notice.

If you have any questions please call me at 805-543-1794. If these terms are satisfactory, please sign below and return this document to me.

Sincerely,
/s/Jerry Michael
Jerry Michael
2219 Blvd. Del Campo
San Luis Obispo, CA, 93401

/s/Ellen Chamberlain                                                     3/26/97

Seagate Software Network &                                               Date
Storage Management Group, Inc.

                   ADDENDUM TO LEASE BETWEEN JERRY MICHAEL AND
                 SEAGATE SOFTWARE STORAGE MANAGEMENT GROUP, INC.
                             A DELAWARE CORPORATION

Whereas, Jerry Michael ("Landlord") and Seagate Software Storage Management Group, Inc., a Delaware Corporation ("Tenant") previously entered into a written lease agreement on or about May 14, 1995 for the premises known as 710 Fiero Lane, Unit #25, San Luis Obispo, California; and

WHEREAS, Tenant had an option to extend the term for an additional period and Tenant desires to exercise said option by this Addendum.

NOW THEREFORE, the parties agree as follows:

         1.       The lease is hereby extended from May 15, 1996 to May 14,
                  1997.

         2. The parties have agreed that the rent amount contained in the lease agreement shall be continued at the current rate.

         3. All other terms and provisions of the original lease shall remain in full force and effect.

DATED: MAY 14, 1996                         /s/ Jerry Michael

                                            JERRY MICHAEL
                                            ("LANDLORD")

                                            SEAGATE SOFTWARE, INC., A DELAWARE
                                            CORP. BY:

                                            /s/ Signature Illegible
                                            ("TENANT")

                                 LEASE AGREEMENT

BY THIS LEASE dated May 15, 1995, Jerry Michael, an Individual, herein called "Lessor", leases to ARCADA SOFTWARE, INC., a Delaware Corporation, herein called "Lessee", that certain real property, herein called "the Premises", in the County of San Luis Obispo, State of California, which consists of the property commonly known as 710 Fiero Lane, Unit #25, consisting of approximately 1,250 square feet as shown on Exhibit "A" attached hereto. Lessee shall also have the non-exclusive right to the use and enjoyment of all non-designated Common Areas within the Project of which the Premises are a part. Lessee agrees to be bound by the Association Rules regarding the use of the Common Areas as adopted by the Fiero Commerce Park Owner's Association ("Association"), a non-profit, mutual benefit corporation.

                            ARTICLE 1. TERM OF LEASE

Section 1.01: Original Term

This lease shall be for a term of one (1) year, commencing on May 15, 1995 and ending on May 14, 1996.

Section 1.02: Extension Term

Should Lessee perform all of the terms and condition of this lease for the full term specified in Section 1.01 of this lease, Lessee may extend this lease for one (1) additional two (2) year term, commencing on the expiration of the original term, by giving Lessor written notice of Lessee's desire to extend the term hereof not less than one hundred twenty (120) days but not more than one hundred eighty (180) days prior to the expiration of the original term or any extension thereof. Should Lessee determine that it will not extend the lease for the additional two (2) year term set forth above, Lessee must notify Lessor within the notice period proscribed herein of its intention to terminate the lease at the end of the initial term. Should Lessee fail to give notice of its intention to terminate the lease at the end of the initial term, the two year extension set forth herein will take effect, and Lessee's consent to extend the lease will conclusively deemed to have been given.

Section 1.03: Hold Over

Should Lessee hold over and continue in possession of the Premises after expiration of the term of this lease or any extension thereof, Lessee's continued occupancy of the Premises shall be considered a month-to-month tenancy subject to all the terms and conditions of this Lease, except that the base rent, which shall be payable as provided below, shall be one hundred fifty (150%) percent of the base rent as of the date of expiration. If Lessee fails to surrender the Premises upon the expiration of this Lease, Lessee shall indemnify and hold Lessor harmless from all loss or liability, including without limitation, any claims made by any succeeding tenant founded on or resulting from such failure to surrender.

Section 1.04: Delivery of Possession

Lessor shall deliver possession to Lessee on or before the commencement of the term hereof. Lessor agrees to indemnify, defend and hold Lessee, its officers, directors, employees and agents, and any successors to Lessee, their directors, officers, principals, employees and agents, harmless from and against any and all liability, including without limitation (1) foreseeable and unforeseeable consequential damages, directly or indirectly arising from the use, generation, storage or disposal of hazardous materials by Lessor or any other occupant or operator of the Premises prior to the term of this lease; and
(2) the cost of any required or necessary repair, cleanup, detoxification or remediation and the preparation of any closure or other required plans, whether such action is required or necessary before or after the termination of the term hereof, to the full extent that such liability is attributable, directly or indirectly, to the presence or use, generation, storage, release, threatened release or disposal of hazardous materials by any person on the Premises prior to the term hereof. This indemnity shall survive the termination of the term hereof.

                                 ARTICLE 2. RENT

Section 2.01: Base Rent

For the first year of the term hereof, Lessee agrees to pay to Lessor a fixed minimum rental for the use and occupancy of the Premises of Eighty ($.80) Cents per square foot per month, payable on the fifteenth (15th) day of each and every month commencing on May 15, 1995, at the home of the Lessor at 2219 Boulevard Del Campo, San Luis Obispo, CA 93401, or at such other place or places as Lessor may from time to time designate by written notice delivered to Lessee. By execution hereof, Lessor and Lessee stipulate and agree that the Premises contain 1,250 square feet and that the initial monthly base rate is $1,000.00.

Section 2.02: Rent Adjustment

The monthly rent provided for in Section 2.01 above shall be adjusted at the beginning of each option term as follows:

The base for computing the adjustment is the Consumer Price Index for All Items for All Urban Consumers in the Los Angeles-Anaheim-Riverside Metropolitan Area, published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is last published prior to the date of the commencement of term ("Beginning Index"). For the purposes of this section, the Beginning Index shall be 153.4. If the Index published nearest (and prior to) the adjustment date ("Extension Index") has increased over the Beginning Index, the minimum monthly rent for the following year (until the next rent adjustment) shall be set by multiplying the base rent set forth above by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. Lessor shall notify Lessee in writing of the adjustment to the base rent as soon as the index figures are available.

Lessee shall pay the adjusted rent to Lessor commencing with the rent payment due for May 15 of each year of the term hereof and any extension thereof. The adjusted rent all be subject to similar adjustment on the following adjustment date.

If the Index is changed so that the base year differs from that used immediately preceding month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

In no event shall the minimum rental be less than $1,000.00 per month. In no event shall the rent adjustment set forth above be less than three (3%) percent nor more than five (5%) percent for any one (1) year during the term hereof.

Section 2.03: Security Deposit

A. Lessee shall deposit with Lessor, upon execution hereof, receipt of which is hereby acknowledged subject to collection, a security deposit in the amount of $3,000.00, as security for the full and faithful performance by Lessee of the terms, conditions and covenants of this lease.

B. If at any time during the term of this lease Lessee defaults in the payment of rent, or any portion of the rent, including any additional rent herein described, Lessor may appropriate and apply any portion of the security deposit reasonably necessary to remedy any such default.

C. If at any time during the term of this lease Lessee, Lessee's agents, patrons or employees damages the Premises through want of ordinary care of any greater degree of culpability, then Lessor may appropriate and apply any portion of the security deposit reasonably necessary to fund the necessary repair. Lessor should give Lessee written notice and allow Lessee a ten (10) business day cure period prior to appropriation of any portion of the security deposit.

D. If on termination of this tenancy, Lessee fails to leave the Premises in a condition comparable to the condition of the Premises at the time Lessor delivered possession to Lessee at the commencement of this lease, excepting ordinary wear and tear, Lessor may appropriate and apply any portion of the security deposit reasonably necessary to put the Premises in a clean and sanitary condition.

E. Lessor's obligation with regard to the security deposit are those of a debtor and not a trustee. Lessor shall maintain the security deposit separate and apart from Lessor's general funds. The security deposit ($3,000.00) shall be maintained in an interest bearing account with annual interest accruing through the term of the lease.

F. If Lessor transfers Lessor's interest in the Premises in any manner, Lessor or Lessor's agent shall do one of the following acts, either of which shall relieve Lessor of further liability with respect to the deposit:

         i. Transfer the portion of the security deposit remaining after any deduction authorized by this section or otherwise authorized by law, if any, to Lessor's successor in interest, and thereafter notify Lessee by certified mail, return receipt requested, of that transfer and of the transferee's name and mailing address. Upon receipt of the security deposit by Lessor's successor in interest, the successor in interest shall have all of the rights and obligations of Lessor with respect to the security deposit.

         ii. Return the remaining portion of the security deposit, if any, after any deductions authorized by this lease or otherwise authorized by law, to Lessee.

G. Lessor shall return to Lessee the portion of the security deposit remaining after deductions authorized by this section or by law, if any, in the following manner:

         i. If a deduction has been made only for the nonpayment of rent, the remaining portion, if any shall be returned not later than two (2) weeks after the date Lessor receives possession of the Premises.

         ii. If a deduction has been made for any other reason, the remaining portion, if any, shall be returned not later than thirty (30) days after the date Lessee returns possession of the Premises to Lessor, unless Lessor needs more time to determine the cost of curing Lessee's defaults under this lease, in which case Lessor shall return the remaining portion of the security deposit, if any, within two (2) weeks after completion of the work necessary to cure Lessee's defaults.

H. If during the term of this lease, Lessor applies all or any portion of the security deposit for a purpose authorized by this section or otherwise authorized by law, Lessee agrees to restore the amount of the security deposit so applied, plus such additional amount requested by Lessor (not exceeding twice the amount of the initial security deposit), with the next payment of rent due under this lease. Lessee's failure to restore said security deposit, plus any additional sum required by Lessor, shall be a material breach of this lease. Lessee shall have ten (10) business days from receipt of written notice by Lessor to restore security deposit.

Section 2.04: Taxes, Utilities, Owner's Association Dues as Additional Rent

In addition to the rent specified in Sections 2.01 and 2.02 above, Lessee shall pay, as additional rent, the following:

A. Utilities. Lessee shall pay, and hold Lessor harmless and the property of Lessor including the Premises, free and harmless from all charges for the furnishing of gas, water, sewer, electricity, telephone service and other public utilities during the entire term of this lease or any extension thereof. All such charges shall be paid by Lessee directly to the provider of the service and shall be paid as they become due and payable but in any event before delinquency.

B. Personal Property Taxes. Lessee shall pay before they become delinquent all taxes, assessments and other charges levied or imposed by any governmental entity on the furniture, trade fixtures, appliances and other personal property placed by Lessee in, on or about the Premises.

C. Real Property Taxes.

         i. Lessee shall pay all real property taxes and general and special assessments on the Premises, including any increases in such taxes and assessments, before they become delinquent.

         ii. The real property taxes and assessments levied against the Premises for the first and last years of the term hereof shall be prorated between Lessor and Lessee for purposes of this section as of 12:01 am on the date of commencement and termination respectively for this lease.

         iii. Lessee shall have the right, at Lessee's sole cost and expense, to protest or contest in good faith the amount of any tax or assessment. As a condition precedent to Lessee's right to protest such taxes or assessments, Lessee shall either pay the disputed amount and file for refund or deposit with Lessor the disputed amount plus one (1) years interest at the rate then charged by said county plus any estimated penalty which Lessor may incur by non-payment. Upon such payment or deposit, Lessor shall cooperate with Lessee in protesting such dispute.

D. Owner's Association Dues and Assessments. Lessee acknowledges that the Premises are part of a condominium project and as such are subject to the imposition of regular, special, infraction and reimbursement assessments levied by the Association pursuant to the CC&Rs.

         Lessee shall pay, before they become delinquent, all such assessments levied by the Association, and shall hold Lessor and the property of Lessor, including the Premises, harmless from any and all liability for such assessments. Lessor shall notify Lessee of the amount of regular monthly assessments levied against the Premises and of any special assessments proposed or actually levied against the Premises.

E. Payment by Lessor. Should Lessee fail to pay within the time specified in this Article any utilities, taxes, assessments, or other charges required by this Section to be paid by Lessee, Lessor may, without notice or demand to Lessee, pay, discharge, or adjust such tax, assessment or other charge for the benefit of Lessee.

         In such event, Lessee shall promptly on written demand of Lessor reimburse Lessor for the full amount paid by Lessor in paying, discharging or adjusting such tax, assessment or other charge, together with interest thereon at the maximum rate allowed by law from the date of payment by Lessor until the date of repayment by Lessee. When no time within which any charge required by this Article to be paid by Lessee is specified in this Article, such charge must be paid by Lessee before it becomes delinquent.

Section 2.05: Late Charges

If any installment of rent or other payment required to be paid by Lessee to Lessor is not paid within ten (10) days of the date on which it is due, a late charge equal to five (5) percent of the late payment shall be due from Lessee to Lessor to compensate Lessor for the additional administrative work caused by such default and to compensate Lessor for the loss of use of such defaulted payment. The late charge herein shall be in addition to any other remedy which Lessor may have tenant for such default.

Section 2.06: Interest on Late Payments

If any payment required to be paid by Lessee to Lessor is not paid within ten
(10) days of the date on which it is due, such payment shall bear interest at the maximum rate permitted by law from the date it became due until it is paid by Lessee to Lessor.

                           ARTICLE 3. USE OF PREMISES

Section 3.01: Permitted Use

The Premises shall, during the term of this lease and any extensions thereof, be used for computer software research, design, development and manufacturing, storage uses and office uses, and other uses related to the manufacturing, marketing, and distribution of software, and for no other purposes without the prior written consent of Lessor, which consent Lessor shall not unreasonably withhold.

Section 3.02: Insurance Hazards

Lessee shall not commit or permit the commission of any acts on the Premises nor use or permit the use of the Premises in any manner that will increase the existing rates for or cause the cancellation of any fire, liability, or other insurance policy insuring the Premises or the improvement on the Premises.

Section 3.03: Waste or Nuisance

Lessee shall not commit or permit the commission by others of any waste on the Premises; Lessee shall not maintain, commit or permit the maintenance or commission of any nuisance as defined in Section 3479 of the California Civil Code on the Premises; and Lessee shall not use or permit the use of the Premises for any unlawful purpose.

Section 3.04: Hazardous Materials

Lessee warrants and represents that during the term hereof, and any extensions thereof, Lessee shall not use the Premises in any manner that would be in violation of any federal, state or local law, ordinance or regulation relating to environmental conditions on, under or about the property, including but not limited to soil and groundwater conditions.

Lessee shall not use, generate, manufacture, produce, store or dispose of on, under or about the Premises any hazardous materials, including without limitation flammable materials, explosives, asbestos, radioactive materials, hazardous wastes, toxic substances or related injurious materials, whether injurious by themselves or in combination with other materials, other than such materials as may be necessary for Lessee's normal operations on the Premises. Lessee shall not dispose of or permit the disposal of any hazardous materials into the sewer system serving the Premises. For the purposes of this section, the "Premises" are defined as those areas for which Lessee has exclusive control over ingress and egress; specifically, the interior areas of the building properly specified in the lease. Common areas or such other areas outside of Lessee's exclusive control are not considered part of the "Premises" for the purposes of this section.

For purposes of this lease, hazardous materials shall include but not be limited to substances defined as "hazardous substances", "hazardous materials", or "toxic substances", and any substances defined as "hazardous waste" in any of the following laws:

A. the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended.

B.       the Hazardous Materials Transportation Act, as amended.

C.       the Resource Conservation and Recovery Act of 1976, as amended.

D. California Health and Safety Code Sections 25117 and 25316 and in the regulations promulgated under such laws.

Lessee agrees to indemnify, defend and hold Lessor, its officers, directors, employees and agents, and any successors to Lessor, their directors, officers, principals, employees and agents, harmless from and against any and all liability, including with limitation (1) all foreseeable and unforeseeable consequential damages, directly or indirectly arising from the use, generation, storage or disposal of hazardous materials by Lessee or any other occupant or operator of the Premises; and (2) the cost of any required or necessary repair, cleanup or detoxification or remediation and the preparation of any closure or other required plans, whether such action is required or necessary before or after the termination of the term hereof, to the full extent that such liability is attributable, directly or indirectly, to the presence or use, generation, storage, release, threatened release or disposal of hazardous materials by any person on the Premises during the term hereof. This indemnity shall survive the termination of the term hereof.

Section 3.05: Compliance with Law

Lessee shall, at Lessee's own cost and expense comply with all statutes, ordinances, regulations and requirements of all governmental entities, both federal and state and county or municipal, relating to Lessee's use and occupancy of the Premises whether such statutes, ordinances, regulations and requirements be now in force or hereinafter enacted. The judgment of any court of competent jurisdiction, or the admission by Lessee in a proceeding brought against Lessee by any government entity, that Lessee has violated any such statute, ordinance, regulation or requirement shall be conclusive as between Lessor and Lessee and shall be grounds for termination of this lease by Lessor.

Lessor agrees that any requirements of the municipal, state or federal authorities which require alteration of Lessor's building shall not be the responsibility of Lessee, unless required because of an act of Lessee or a use of the Premises by Lessee.

Section 3.06: Compliance with CC&Rs

Lessee acknowledges receipt of a copy of the Declaration of Covenants, Conditions and Restrictions (CC&R's) for Tract 712 and a copy of the the Declaration of Covenants, Conditions and Restrictions, Bylaws and Rules and Regulations for Fiero Commerce Park Owner's Association applicable to the Premises and agrees to comply with the terms thereof, including the provisions contained in the CC&R's pertaining to the power of the Association to allocate sewer capacity and water allocations among all of the owners of the units within the project of which the Premises are a part and the restriction on opposing the formation of special assessment districts. Lessee agrees to indemnify, defend and hold Lessor harmless from any liability, cost or expense, including reasonable attorney's fees incurred as a result of Lessee's violation of the CC&Rs. Any provision of this agreement which conflicts with any provision of the CC&Rs shall be subordinate to the CC&Rs.

                       ARTICLE 4. ALTERATIONS AND REPAIRS

Section 4.01: Condition of Premises

Lessee shall have ten (10) days after the date of delivery of possession to notify Lessor of any defects in the Premises as if Lessee fails to so notify Lessor of any defects, it shall be conclusively presumed that Lessee accepts the Premises, as well as the improvements thereon and the facilities appurtenant thereto, and stipulates with Lessor that the Premises as well as the improvements thereon and the facilities appurtenant thereto are in good, clean, safe and tenantable condition. By acceptance of possession, Lessee further agrees with and represents to Lessor that the Premises have been inspected by Lessee and that they have been assured by means independent of Lessor or any agent of Lessor of the truth of all facts material to this lease and that the Premises are being leased by Lessee as a result of their inspection and investigation and not as a result of any representations made by Lessor or any agent of Lessor.

Section 4.02: Maintenance

With the exception of those portions of the Premises which are the obligation of the Association to maintain, Lessee shall at its own cost and expense keep and maintain all portions of the Premises, as well as all improvements on the Premises and all facilities appurtenant thereto, including but not limited to electrical, plumbing, heating and air conditioning and sewage systems in good order and repair and in as safe and clean a condition as they were when received by Lessee from Lessor, reasonable wear and tear excepted. Notwithstanding the above, Lessor shall maintain the unexposed electrical, unexposed plumbing and sewage systems, as well as the foundations, bearing and exterior walls. Lessor will not have the responsibility for repairing the foregoing if such damage is caused by negligent or intentional act of Lessee, in which event Lessee will promptly repair such damage.

Should Lessee fail to maintain the Premises as set forth above, Lessor may, at Lessor's option, perform or contract for the performance of such maintenance for any on behalf of Lessee. In such event, Lessee shall promptly on written demand from Lessor reimburse Lessor for all cost and expense incurred by Lessor in performing Lessee's obligation hereunder plus interest at the maximum rate permitted by law from the date expended by Lessor to the date of repayment by Lessee.

Section 4.03: Alterations and Liens

Lessee shall not make or permit any other person to make any alterations to the Premises or to any improvement thereon or facility appurtenant thereto without the written consent of Lessor first obtained, which consent shall not be unreasonably withheld. Lessee shall submit detailed plans and specifications for any proposed alteration or improvement to the Premises for Lessor's review. Lessor shall have fifteen (15) days from the time of submission of plans to respond in writing to Lessee if he disapproves of such plans. Lessee has the right to terminate this lease if those plans are not approved by the Lessor. In addition, Lessee shall have the right to terminate this lease if Lessee is unable to acquire the necessary governmental approvals within sixty (60) days of submission of plans to the appropriate governmental authorities. Plans shall be submitted to the appropriate governmental agencies no later than thirty (30) days from execution of the lease.

Any and all approved alterations or improvements to the Premises shall be at Lessee's sole cost and expense. Lessee shall keep the Premises free and clear from any and all liens, claims and demands for work performed, materials furnished or operations conducted on the Premises at the instance or request of Lessee. Lessee shall give Lessor not less than ten (10) days prior written notice of the commencement of construction of any alterations or improvements exceeding $1,000.00 so that Lessor may post and maintain on the Premises, and to record as required by law, any notice or notices of non-responsibility provided for under the mechanics lien laws of the State of California. Lessee will be required to obtain Lessor's written approval only on alterations exceeding $10,000.00 in value.

Furthermore, any and all alterations, additions, improvements and fixtures, except furniture, trade fixtures, and all security devices and measures, made or placed in or on the Premises by Lessee or any other person shall on expiration or sooner termination of this lease become the property of Lessor and remain on the Premises; provided, however, that Lessor shall have the option on expiration or sooner termination of this lease of requiring Lessee, at Lessee's sole cost and expense, to remove any or all such alterations, additions, improvements or fixtures from the Premises by providing Lessee written notice within ten (10) business days following the expiration or termination of this lease.

Section 4.04: Inspection by Lessor

Lessee shall permit Lessor or his agents to enter into and upon the Premises during business hours by Lessor giving Lessee twenty-four (24) hour notice for the purpose of inspecting the same, or for the purpose of posting notices of non-responsibility for alterations, additions or repairs or for the purpose of placing upon the property in which the Premises are located any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. Lessee shall permit Lessor, at any time within one hundred twenty
(120) days prior to the expiration of this lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs, provided that such entries made by Lessor hereunder shall not unreasonably interfere with the conduct of Lessee's business.

Section 4.05: Surrender of Premises

On-expiration or sooner termination of this lease, or any extensions or renewals of this lease, Lessee shall promptly surrender and deliver the Premises to Lessor in as good condition as they are at the date of possession, reasonable wear and tear excepted.

                       ARTICLE 5. INDEMNITY AND INSURANCE

Section 5.01: Hold Harmless Clause

Lessee agrees to indemnify and hold Lessor and the property of Lessor, including the Premises, free and harmless from any and all claims, liability, loss, damage, or expense resulting from Lessee's occupation and use of the Premises, specifically including, without limitation, any claim, liability, loss or damage arising by reason of:

A. The death or injury of any person or persons, including Lessee or any person who is any employee or agent of Lessee, or by reason of the damage to or destruction of any property, including property owned by Lessee or any person who is an employee or agent of Lessee, and caused or allegedly caused by either the condition of the Premises, or some act or omission of Lessee or of some agent, contractor, employee, servant, sublessee, or concessionaire of Lessee on the Premises;

B. Any work performed on the Premises or materials furnished to the Premises at the instance or request of Lessee or any agent or employee of Lessee;

C. Lessee's failure to perform any provision of this lease or to comply with any requirement imposed on Lessor or the leased Premises by any duly authorized governmental agency or political subdivision.

In the event any claim, liability, loss or damage arises as a result of the gross negligence or willful misconduct of Lessor, Lessee shall not be responsible for any such claim, liability, loss or damage, and that Lessor shall indemnify Lessee for any such claim, liability, loss or damage.

Section 5.02: Liability Insurance

Lessee shall, prior to the date Lessee takes possession of the Premises and at its own cost and expense, obtain and maintain during the entire term of this lease and any renewals or extensions thereof, a broad form comprehensive coverage policy of public liability insurance issued by an insurance company acceptable to Lessor and authorized to conduct insurance business in the State of California and insuring Lessee and Lessor against loss or liability caused by or connected with Lessee's occupation and use of the Premises under this lease in amounts not less than:

A. $1,000,000 for injury to or death of one person and, subject to that limitation for the injury or death of one person, of not less than $3,000,000 for injury to or death of two or more persons as a result of any one accident or incident.

B. $500,000 for damage to or destruction of any property of others.

Such public liability insurance, and property damage insurance shall insure performance by Lessee of the indemnity provisions of Section 5.01 above. Both parties shall be named as co-insured, and the policy shall contain cross liability endorsements, if available. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Lessor.

During the term of this lease, Lessor may require an increase in the amount of public liability and property damage insurance coverage required hereunder, if at that time the existing coverage is not adequate in the reasonable opinion of Lessor's insurance broker or lender(s).

Section 5.03: Lessee's Personal Property

A. Lessee shall, at all times during the term of this lease and any extensions thereof, maintain at Lessee's sole cost and expense an insurance policy issued by a company acceptable to Lessor and authorized to conduct insurance business in the State of California insuring for their full insurable value all furniture and equipment, and tenant improvements made to the Premises by Lessee against loss or destruction by fire and the perils commonly covered under the standard extended coverage endorsement to the fire policies in San Luis Obispo County. Insurance proceeds will be payable to Lessor and Lessee based upon their respective claims for damage to personal property or tenant improvements. The proceeds shall be used by Lessor and Lessee to repair or replace such furniture and equipment, and tenant improvements. In no event shall Lessor receive insurance proceeds under the insurance required by this paragraph in excess of the amount agreed to in an addendum to be attached to the lease as described in
Section 5.03(B). Such policies shall not be cancelable or subject to reduction of coverage except after thirty (30) days prior to written notice by Lessor.

B. Lessor and Lessee shall agree to execute an addendum to this agreement listing the dollar value of the fixtures and permanent improvements made to the Premises by Lessee which permanent improvements to the Premises shall be deemed "tenant improvements". In the event Lessor and Lessee fail, for any reason, to execute the addendum called for in this subparagraph, then the value of the tenant improvements for purposes of capping Lessor's claim to insurance proceeds under the insurance provided for in this Section 5.03 shall be deemed to be the price calculated by taking the average of those bids for construction of tenant improvements received by Lessee in connection with Lessee's construction of the tenant improvements.

Section 5.04: Deposit of Insurance with Lessor

Lessee shall, prior to taking possession of the Premises and promptly thereafter when any such policy is replaced, rewritten or renewed, deliver to Lessor a true and correct copy of each insurance policy required by this Article or a certificate executed by the insurance company or companies or their authorized agent evidencing such policy or policies.

                       ARTICLE 6. SIGNS AND TRADE FIXTURES

Section 6.01: Installation and Removal of Trade Fixtures

Lessee shall have the right at any time and from time to time during the term of this lease and any renewal or extension of such term, at Lessee's sole cost and expense, to install and affix in, to or on the Premises, such items, herein called "trade fixtures", for use in Lessee's trade or business as Lessee may, in its sole discretion, deem advisable. Any and all such trade fixtures that can be removed without structural damage to the Premises or any building or improvement on the Premises shall remain the property of the Lessee and may be removed by Lessee at any time or times prior to the expiration or sooner termination of this lease.

Section 6.02: Unremoved Trade Fixtures

Any trade fixtures described in this Article that are not removed from the Premises by Lessee within ten (10) days after the expiration or sooner termination, regardless of cause, of this lease shall be deemed abandoned by Lessee and shall automatically become the property of Lessor as owner of the real property to which they are affixed, unless Lessor notifies Lessee in writing, of Lessor's election to have Lessee remove such trade fixtures and to repair any damages caused thereby. Upon such election by Lessor to require Lessee to remove such trade fixtures, Lessee shall have fifteen (15) days from the date of such notice in which to remove such trade fixtures and repair any damage caused by such removal. If Lessee fails to remove such trade fixtures and repair any such damage, Lessor may do so at Lessee's sole cost and expense, including any costs of storing such property. Such costs and expenses, if incurred by Lessor for Lessee's benefit, shall be promptly, upon written demand therefor, reimbursed to Lessor by Lessee, together with interest at the maximum rate permitted by law from the date expended by Lessor to the date of reimbursement by Lessee.

Section 6.03: Signs

Lessee may place and maintain, or permit any other person to place and maintain any sign on the Premises providing such sign is in compliance with then existing governmental regulations and is in compliance with the restrictions on signs contained in the CC&R's. Lessee may not place any decoration, lettering, or advertising matter on the glass of any exterior show window of the Premises. Lessee shall maintain such sign at all times during this lease in good appearance and repair. On expiration or sooner termination of this lease, all such signs not removed from the Premises by Lessee may, without liability, be destroyed by Lessor.

                 ARTICLE 7. DAMAGE, DESTRUCTION OR CONDEMNATION

Section 7.01: Partial Destruction

Should the Premises or the building of which the Premises is a part be partially destroyed by any cause not the fault of Lessee or any person in or about the Premises with the consent, express or implied of Lessee, the provisions of the CC&R's shall determine the responsibility for repair or restoration of the building of which the Premises are part. If the Association is required or elects to repair the building, this lease shall continue in full force and effect subject to the provisions below regarding abatement of the rent.

Section 7.02: Total Destruction

Should the Premises or the building of which the Premises is a part be so far destroyed by any cause not the fault of Lessee or any person in or about the Premises with the consent, express or implied, of Lessee, that the Association is not required to repair or replace the building or if the Association elects not to repair the building, this lease shall terminate effective the date of the damage or destruction.

Section 7.03: Insurance Proceeds

In the event the Association is required to repair or replace the Premises or the building of which the Premises are a part, the insurance proceeds described in Section 5.03 above, received by Lessor for repair and/or replacement of the tenant improvements and the insurance proceeds described in Section 5.03 above, received by the Lessee for the repair and/or replacement of its personal property shall be applied to the repair and replacement of the tenant improvements and Lessee's personal property, as the case may be. Insurance proceeds, if any, which are payable to Lessor on account of damage or destruction to the "tenant improvements" shall not exceed the amount as described in the addendum to this lease. Insurance proceeds for tenant improvements shall be the sole property of Lessor, free of any claims of Lessee. All other insurance proceeds in excess of the amount set forth in the addendum for tenant improvements and all amounts which are attributable to Lessee's personal property shall be the sole property of the Lessee free of all claims of Lessor. In the event the Association is not required to repair or replace the Premises or the building of which the Premises are a part, or elects not to so repair or replace the Premises or the building of which the Premises are a part, any insurance proceeds described in Section 5.03 above shall be divided in the same manner as set forth in this provision, with the Lessor being entitled to such proceeds attributable to tenant improvements up to the valuation as set forth in the addendum, and the Lessee being entitled to all proceeds attributable to Lessee's personal property and all other proceeds above the amount set forth in the addendum, each free of the claims of the other party.

Section 7.04: Abatement of Rent

Should the Association elect to repair or replace the building or be required to repair and replace the building of which the Premises are a part following partial or total destruction:

A. Lessee shall not be entitled to any damages for any loss or inconvenience sustained by Lessee by reason of the making of such repairs and restoration;

B. The Association shall have full right to enter the Premises and take possession of so much of the Premises, including the whole of the Premises, as may be reasonably necessary to enable the Association to promptly and efficiently carry out the work of such repair and restoration; and

C. The rent payable by Lessee to Lessor pursuant to Article 2 of this lease shall be abated to the extent and for the time Lessee is prevented from using the whole of the Premises.

In the event Lessee is prohibited from using a portion of the floor space of the Premises, rent shall be abated by that proportionate amount of space from the whole.

Section 7.05: Total Condemnation

Should, during the term of this lease or any renewal or extension thereof, title and possession of all of the Premises be taken under the power of eminent domain by any public or quasi-public agency or entity, this lease shall terminate as of 12:01 am on the date actual physical possession of the Premises is taken by the agency or entity exercising the power of eminent domain and both Lessor and Lessee shall thereafter be released from all obligations, except those specified in Section 7.09 of this lease, under this lease.

Section 7.06: Termination Option for Partial Condemnation

Should, during the term of this lease or any renewal or extension thereof, title and possession of only a portion of the Premises be taken under the power of eminent domain by any public or quasi-public agency or entity, Lessee may, at Lessee's option, terminate this lease if more than 35 percent of the floor space or more than 55 percent in value of the Premises is taken under the power of eminent domain, or if Lessee us unable to continue its full operation in the portion of the Premises which remain, Lessee shall exercise its option by giving written notice to Lessor within thirty (30) days after actual physical possession of the portion subject to eminent domain power is taken by the agency or entity exercising that power. This lease shall terminate as of 12:01 am on the date the notice is deemed given to Lessor but the rent specified in Article 2 of this lease shall be reduced in the manner specified in Section 7.07 below from the date of taking to the date of termination of the lease. Lessee shall be able to terminate the lease if the remaining portion of the Premises is not suitable for Lessee's continued use of the Premises.

Section 7.07: Partial Condemnation Without Termination

Should Lessee fail to exercise the option described in Section 7.06 of this lease, or should the portion of the Premises taken under the power of eminent domain be insufficient to give rise to the option described in Section 7.06 of this lease, then, in that event:

A. This lease shall terminate as to the portion of the Premises taken by eminent domain as of 12:01 am on the day, herein called the "date of taking", actual physical possession of that portion of the Premises is taken by the agency or entity exercising the power of eminent domain.

B. The rent specified in Article 2 of this lease shall, after the date of taking, be reduced by an amount that bears the same ratio to the rent specified in Article 2 of this lease as the square footage floor space of the prior of said premise taken under the power of eminent domain bears to the total square footage floor space of the Premises as of the date of this lease; and

C. Lessor, at Lessor's own cost and expense, will remodel and reconstruct the building remaining on the portion of the Premises not taken by eminent domain into a single efficient architectural unit as soon after the date of taking, or before, as can be reasonable done; provided, however, that the rent specified in this lease shall not be abated or reduced, except as provided in subparagraph
(B) of this section, during such remodeling or reconstruction.

Section 7.08: Condemnation Award

Should, during the term of this lease or any renewal or extension thereof, title and possession of all or any portion of the Premises be taken under the power of eminent domain by any public or quasi-public agency or entity, the portion of the compensation or damages for the taking awarded to each of the parties to this lease, Lessor and Lessee, shall belong to and be the sole property of the party to whom it is awarded. Lessee shall be entitled to that portion of the compensation or damages awarded for the eminent domain taking that represents
(1) reasonable value of Lessee's rights under this lease for the unexpired term of this lease and (2) the cost or loss sustained by Lessee because of the removal of Lessee's trade fixture, equipment and furnishings from the portion of the Premises taken by eminent domain.

Section 7.09: Arbitration of Condemnation Award

Should separate award not be made to Lessor and Lessee for the taking by eminent domain of all or any portion of the Premises, and should Lessor and Lessee be unable to agree on the manner the total award is to be divided between them pursuant to Section 7.08 of this lease, the proper division of the award between Lessor and Lessee shall be settled by arbitration. Each party shall appoint an arbitrator and the two arbitrators so appointed shall, within a month after both have been appointed, select a third arbitrator. The decision of any two of these three arbitrators in writing shall be binding on both Lessor and Lessee.

Should not two arbitrators be able to agree within one month after appointment of the third arbitrator, the report of the arbitrator most favorable to Lessor and the report of the arbitrator most favorable to Lessee shall both be disregarded and the report of the remaining arbitrator shall be binding upon both Lessor and Lessee. Should either Lessor or Lessee fail to appoint an arbitrator within 15 days after receiving written notice from the other to do so, the arbitrator selected by the other party shall act for both and his decision in writing shall be binding upon both Lessor and Lessee.

                 ARTICLE 8. DEFAULT, ASSIGNMENT AND TERMINATION

Section 8.01: Subleasing or Assigning as Breach

Lessee shall not encumber, assign or otherwise transfer this lease, any right or interest in this lease, or any right or interest in the Premises or any of the improvements that may now or hereafter be constructed or installed on the Premises without the express written consent of Lessor first obtained.

Neither shall Lessee sublet the Premises or any part thereof or allow any other person, other than Lessee's patrons, agents, servants, and employees to occupy the Premises or any part thereof without the prior written consent of Lessor. A consent by Lessor to one assignment, one subletting or one occupation of the Premises by another person shall not be deemed to be a consent to any subsequent assignment, subletting or occupation of the Premises by another person. Any encumbrance, assignment, transfer or subletting without the prior written consent of Lessor, whether it be voluntary or involuntary, by operation of law or otherwise, is void and shall, at the option of Lessor, terminate this lease.

The consent of Lessor to any assignment of Lessee's interest in this lease or the subletting by Lessee of the Premises or parts of the Premises shall not be unreasonably withheld. Notwithstanding the above, Lessee may assign or sublease the Premises, or portions thereof, to a subsidiary, affiliate or parent of Lessee. Such permitted assignment shall not relieve Lessee from any liability under this lease.

Lessor must respond to written notices from Lessee under the terms of this section within thirty (30) days, else consent of Lessor will conclusively deemed to have been given. Lessor also agrees to exempt from this assignment clause the Lessee's duty to obtain Lessor's approval for mergers, consolidations, takeovers and sales of the business. Transfers or assignments of this lease, the Premises of the improvements thereon rising from such mergers, consolidations, takeovers or sales of the business will not constitute a breach under the terms of this section.

Section 8.02: Abandonment by Lessee

Should Lessee breach this lease and abandon the Premises prior to the natural expiration of the term of this lease, Lessor may:

A. Continue this lease in effect by not terminating Lessee's right to possession of the Premises, in which event Lessor shall be entitled to enforce all his rights and remedies under this lease, including the right to recover the rent specified in this lease as it become due under this lease; or

B. Terminate this lease and recover from Lessee:

         i. The worth at the time of award of the unpaid rent which had been earned at the time of termination of the lease;

         ii. The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination of the lease until the time of award exceeds the amount of rental loss that Lessee proves could have been reasonably avoided;

         iii. The worth at the time of award of the amount by which the unpaid rent for the balance of the term of this lease after the time of award exceeds the amount of rental loss that Lessee proves could be reasonably avoided; and

         iv. Any other amount necessary to compensate Lessor for all detriment proximately caused by Lessee's failure to perform Lessee's obligations under this lease.

As used in this section, "Abandonment" shall be defined as Lessee's failure to conduct business at the Premises for any period of fifteen (15) consecutive days. Such failure to use the Premises shall conclusively be deemed abandonment of the Premises.

The term "rent" as used in this section shall mean the base rent, as adjusted to the date of default, additional rent as defined above, and any other sums required to be paid by Lessee pursuant to the terms of this lease. As used in subsection (1) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the rate of ten (10%) percent per annum. As used in subsection (iii) above, the "worth at the time of award" shall be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one (1%) percent.

Section 8.03: Default by Lessee

Should Lessee default in the payment of any rent, additional rent or other sum to be paid by Lessee hereunder, and if such default shall continue for a period of five (5) business days after written notice thereof from Lessor to Lessee, or if Lessee shall default in the performance or observance of any other term, covenant, obligation or agreement to be performed or observed by Lessee, and if such default shall continue for a period of ten (10) days after written notice thereof from Lessor to Lessee, or if more than four (4) of any of the foregoing defaults, or any combination thereof shall occur in any single twelve (12) month period during the term hereof, whether or not the same shall be cured, Lessor shall have, in addition to any other remedies provided for herein or by law, the option to terminate this lease, reenter the Premises by process of law and shall have the right to recover from Lessee all of the sums described in Section 8.02(B) above.

Section 8.04: Insolvency of Lessee

The insolvency of Lessee as evidences by a receiver being appointed to take possession of all or substantially all of the property of Lessee, or the making of a general assignment for the benefit of creditors by Lessee or the filing by or against Lessee of a petition in bankruptcy, shall terminate this lease and entitle the Lessor to reenter and regain possession of the Premises.

Section 8.05: Right of Entry on Default

Without limitation of Lessor's rights contained elsewhere in this lease or at law, in the event of Lessee's default, any and all of Lessee's fixtures then remaining on the Premises, with the exception of personal property, Lessor shall have the right to take exclusive possession of same and shall be entitled to obtain a writ of attachment of same, with notice to Lessee.

Alternatively, Lessor may remove all or any portion thereof and place such property in storage for the account of Lessee and at the expense of Lessee. Lessor shall have no duty to pay rent or other costs of storage and shall have no liability to Lessee if the property is sold at auction or otherwise. Upon such entry, Lessor may, at Lessor's option, relet the Premises or any part thereof to a third party or third parties for any term, at any rental, and on any other terms and conditions that Lessor, in its sole discretion may deem advisable, and shall have the right to make alterations and repairs to the Premises.

Lessee shall be liable for all of Lessor's costs of reletting, including but not limited to remodeling costs required for the reletting. In the event Lessor relets the Premises, Lessee shall pay all rent due under this lease at the times specified herein, less any amounts actually received by Lessor from the reletting.

Section 8.06: Cumulative Remedies

The remedies given to Lessor in this Article shall not be exclusive but shall be cumulative and in addition to all remedies no or hereafter allowed by law or elsewhere provided in this lease.

Section 8.07: Waiver of Breach

The waiver by Lessor of any breach by Lessee of any of the provisions of this lease shall not constitute a continuing waiver or a waiver of any subsequent breach by Lessee whether of the same or another provision of this lease. Lessor shall be in default of this lease if Lessor does not perform any provision of this lease that Lessor is obligated to perform within thirty (30) days after written notice thereof has been given by Lessee to Lessor. If the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, Lessor shall not be in default of this lease if Lessor commences performance within the thirty (30) day period and diligently and in good faith continues the same until completion.

Lessee, at any time after Lessor commits the default, may cure the detail at Lessor's expense. If Lessee, by reason of Lessor's default, at any time pays any sum or does any act that requires the payment of any sum, this sum paid by Lessee shall be due immediately from Lessor to Lessee at the time the sum is paid, and if paid at a later date shall bear interest at the maximum rate allowed by law from the date the sum was paid by Lessee until Lessee is reimbursed by Lessor.

                            ARTICLE 9. MISCELLANEOUS

Section 9.01: Force Majeure - Unavoidable Delays

Should the performance of any act required by this lease to be performed by either Lessor or Lessee be prevented or delayed by reason of an act of God, strike, lockout, labor troubles, inability to secure materials, restrictive governmental laws or regulations, or any other cause except financial inability, not the fault of the party required to perform the act, the time for performance of the act will be extended for a period equivalent to the period of delay and performance of the act during the period of delay will be excused; provided, however, that nothing contained in this section shall excuse the prompt payment of rent or other sums by Lessee as required by this lease or the performance of any act rendered difficult solely because of the financial condition of the party, Lessor or Lessee, required to perform the act.

Section 9.02: Parking Spaces

In addition to the Premises herein described, Lessor shall have exclusive use of all parking spots controlled by Lessor for the premises.

Section 9.04: Attorney's Fees

Should any litigation, arbitration or other proceeding be commenced between the parties to this lease concerning the Premises, this lease, or the rights and duties of either in relation thereto, the party, Lessor or Lessee, prevailing in such litigation shall be entitled, in addition to such other relief as may be granted in the litigation, to a reasonable sum as and for his attorney's fees in such litigation, together with any costs and expenses of such proceeding, including such fees, costs and expenses on appeal and required to enforce any final judgment.

Section 9.05: Arbitration of Disputes

If any dispute arises between Lessor and Lessee concerning the Premises, any provision of this lease or the rights and duties of either in regard thereto, the dispute shall be settled by arbitration as provided in this section. Each party shall appoint an arbitrator and give the other party written notice of the name and address of arbitrator within five (5) days after written demand to do so has been served on the party making the appointment by the other party to this lease. To two appointed arbitrators shall within ten (10) days after their appointment, appoint a third arbitrator. The written decision of any two of the three arbitrators shall be binding and conclusive on both parties to this lease. The arbitrators may apportion the costs and expenses of the arbitration proceeding, including attorney's fees and arbitration fees, between the parties to this agreement in any manner deemed reasonable by two of the three arbitrators. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

NOTICE: By initialing in the space below you are agreeing to have any dispute arising out of the matters included in the "Arbitration of Disputes" provision above decided by neutral arbitration as provided by California law and you are giving up any rights you may have to have the dispute litigated in a court or jury trial. By initialing in the space below you are giving up your judicial rights to discovery and appeal, unless those rights are specifically included in the "Arbitration of Disputes" provision. If you refuse to submit to arbitration after agreeing to this provision, you may be compelled to arbitrate under the authority of the California Code of Civil Procedure. Your agreement to this arbitration provision is voluntary.

We have read and understand the foregoing and agree to submit disputes arising out of the matters included in the "Arbitration of Disputes" provision to neutral arbitration.

Lessor's Initials Lessee's Initials ______________

Section 9.06: Notices

All notices to be given to Lessee shall be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at: Arcada Software, Inc., 708 Fiero Lane, Suite 5, San Luis Obispo, California 93401, or such other place as may be designated from time to time by Lessee. All notices to be given to Lessor shall be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to the Lessor at: 2219 Boulevard de Campo, San

Luis Obispo, CA 93401 or such other place or places as may be designated from time to time by Lessor.

Section 9.07: No Merger

The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate any existing subleases or subtenancies or may, at the option of Lessor, operate as an assignment to it of any such subleases or subtenancies.

Section 9.08: Binding on Heirs and Successors

This lease shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties hereto, Lessor and Lessee, but nothing in this section contained shall be construed as a consent by Lessor to any assignment of this lease or any interest therein by Lessee except as provided in Article 8 of this lease.

Section 9.09: Partial Invalidity

Should any provision of this lease be held by a court of competent jurisdiction to be either invalid, void, or unenforceable, the remaining provisions of this lease shall remain in full force and effect unimpaired by the holding.

Section 9.10: Sole and Only Agreement

This instrument constitutes the sole and only agreement between Lessor and Lessee respecting the Premises, the leasing of the Premises to Lessee, or the lease term herein specified, and correctly sets for the obligations of Lessor and Lessee to each other as of its date. Any agreements or representations respecting the Premises or their leasing by Lessor to Lessee not expressly set forth in this instrument are null and void.

Section 9.11: Waiver

The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.

Section 9.12: Subordination and Non-Disturbance

A. This lease is subject and subordinate to all mortgages and deeds of trust which may hereafter be placed and recorded on the property of which the Premises are a part, and to all renewal, modifications, replacements, and extensions thereof.

B. The subordination provided for above is conditioned on the following:

         i. For each mortgage or deed of trust, lessor shall obtain from the mortgagee or beneficiary a non- disturbance agreement in writing that, in the event of foreclosure, or any sale thereunder, this lease shall not be terminate and lessee's right of possession under this lease shall not be disturbed, provided lessee is not then in default under this lease;

         ii. In consideration of the mortgagee's or beneficiary's agreement not to disturb lessee's possession as above provided, lessee hereby agrees to attorn to the purchaser at any foreclosure, sale or other action or proceeding.

         iii. The subordination described in this section shall be effective without necessity of having any further instruments executed by Lessee, but Lessee agrees to execute on demand any such further instruments evidencing subordination that lessor or mortgagee or beneficiary may reasonably request.

Section 9.13: Time of Essence

Time is expressly declared to be of the essence of this lease.

Section 9.14: Accord and Satisfaction

No payment by Lessee or receipt by Lessor of a lesser amount than the monthly rent stipulated herein or any other sum due hereunder from Lessee to Lessor shall be deemed to be anything other than a payment on account of the earliest sum then due and owing to Lessor.

No endorsement or statement on any check or any letter accompanying any check or payment or payment of any sums due from Lessee to Lessor hereunder shall be deemed to be an accord and satisfaction, and Lessor may accept and negotiate any such payment without prejudice to Lessor's right to recover the balance of such rent or other sum or to pursue any other remedy provided for in this lease or by law.

Section 9.15: Law Governing

The laws of the state and county wherein the Premises are located shall govern the validity, performance and enforcement of this lease.

Executed the 17 day of May, 1995, at San Luis Obispo, California.

LANDLORD                                            TENANT

JERRY MICHAEL                                       ARCADA SOFTWARE, INC.
A Single Person                                     A Delaware Corporation


By: /s/ Jerry Michael                               By: /s/ Kevin Azzouz
Jerry Michael                                       Kevin Azzouz
Authorized Representative                           President

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

The property described as:

Unit 25 of Tract No. 1636, in the County of San Luis Obispo, State of California, as shown on the Condominium Plan recorded November 21, 1989 in Book 3418, Page 215 of Official Records, in the office of the County Recorder of said County.